Exhibit 10.3

Execution Copy

CONFIRMATION AND RATIFICATION OF ANCILLARY NOTE DOCUMENTS AND AMENDMENT TO PLEDGE AND SECURITY AGREEMENT

This Confirmation and Ratification of Ancillary Note Documents (the “Agreement”) is made as of the 14th day of June, 2019 by and among:

THEMAVEN, INC., MAVEN COALITION, INC., SAY MEDIA, INC., HUBPAGES, INC., and TST ACQUISITION CO., INC. (each such Person, individually, an “Existing Grantor”, and collectively, the “Existing Grantors”); and

BRF FINANCE CO., LLC, in its capacity as agent for the Purchasers (in such capacity, the “Agent”) for its own benefit and the benefit of the other Purchasers and Secured Parties;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH

WHEREAS, the Agent and the Existing Grantors have previously entered into a certain Note Purchase Agreement, dated as of June 10, 2019 (as heretofore amended, the “Existing Note Purchase Agreement”); and

WHEREAS, in connection with the Existing Note Purchase Agreement, the Existing Grantors executed and/or delivered to the Agent, for the benefit of the Purchasers and the Secured Parties named therein, among other documents, instruments and agreements, certain documents, instruments and agreements set forth on Schedule I hereto (as amended, modified, supplemented or restated and in effect from time to time, the “Ancillary Note Documents”); and

WHEREAS, the Agent and the Existing Grantors have agreed to amend and restate the Existing Note Purchase Agreement in its entirety pursuant to a certain Amended and Restated Note Purchase Agreement of even date herewith (as amended, modified, supplemented or restated and in effect from time to time, the “Restated Note Purchase Agreement”); and

WHEREAS, in connection with the execution and delivery of the Restated Note Purchase Agreement, among other things, the Existing Grantors and the Agent desire to enter into this Agreement to set forth their respective understanding with respect to the continued effectiveness of the Ancillary Note Documents.

NOW, THEREFORE, it is hereby agreed by and among the Existing Grantors and the Agent, for the benefit of the Purchasers and the other Secured Parties, as follows:

1.            Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning set forth in the Restated Note Purchase Agreement, or in the Ancillary Note Documents, as applicable.

2.           General Reference to Ancillary Note Documents. Unless the context otherwise requires, any and all references in the Ancillary Note Documents to the “Note Purchase Agreement” shall hereafter be deemed to mean and refer to the Amended and Restated Note Purchase Agreement, dated as of June 14, 2019, by, among others: (i) the Borrower party thereto, (ii) the Guarantors party thereto, (iii) the Agent, and (iv) the Purchasers party thereto, as amended, modified, supplemented or restated and in effect from time to time.

3.            Confirmation and Ratification of Ancillary Note Documents.

(a)          Each of the Existing Grantors hereby ratifies and confirms all of the terms and conditions of, and all of the warranties and representations set forth in, each of the Ancillary Note Documents to which it is a party, and each of the Existing Grantors acknowledges and agrees that each of the Ancillary Note Documents (including any schedules and exhibits thereto), as ratified and confirmed by this Agreement, remains in full force and effect.

(b)          Each of the Existing Grantors hereby acknowledges, confirms and agrees that the Ancillary Note Documents, and any and all Collateral previously pledged to the Agent, for the benefit of the Secured Parties, pursuant thereto, shall continue to secure all Obligations at any time and from time to time outstanding under the Restated Note Purchase Agreement and the Ancillary Note Documents and any other Note Documents, as such Obligations have been, and may hereafter be, amended, restated, supplemented, increased or otherwise modified from time to time.

(c)          Each of the Existing Grantors hereby acknowledges, confirms and agrees that nothing herein shall constitute a novation or accord and satisfaction with respect to the Ancillary Note Documents or any other Note Documents.

(d)          Each of the Existing Grantors hereby ratifies its authorization for the Agent to have filed the initial financing statements set forth on Schedule II hereto naming such Existing Grantor as debtor.

4.           Amendment to Pledge and Security Agreement. Effective upon the execution of this Agreement by the parties hereto, Section 2.2(a) of the Pledge and Security Agreement is hereby amended as follows:

(a)          Deleting clause (iii) thereof in its entirety and inserting the following in its stead:

“(iii) any trademark or service mark consisting of an “intent to use” application until such time as an amendment to allege use in respect thereof has been accepted by the United States Patent and Trademark Office, at which time such trademark or service mark shall cease to be excluded from the Collateral under this Section 2.2(a)(iii);”;

(b)         Adding the following clause (iv) thereto:

“(iv) any SI Content or Licensee Created Content (in each case, as defined the License Agreement, dated as June 14, 2019, by and between, the Borrower and ABG-SI LLC, a Delaware limited liability company, provided that any proceeds, products, royalties or revenue of or from the foregoing (including any royalties or revenue received from licenses, sublicenses or similar arrangements in respect of SI Content or Licensee Created Content) shall not constitute excluded property (the assets referred to in clauses (i) through (iv) above shall, subject to the proviso below, be collectively referred to as the “Excluded Assets”);”; and

(c)          Deleting the final provisio of Section 2.2(a) in its entirety and inserting the following in its stead:

“provided that (A) Excluded Assets will not include any Proceeds, substitutions or replacements of any Excluded Assets referred to in clauses (i) through (iv) unless such Proceeds, substitutions or replacements would constitute Excluded Assets referred to in clauses (i) through (iv); and (B) if and when any property that would constitute Collateral but for the provisions of this Section 2.2(a) shall cease to be an Excluded Asset, such property shall automatically constitute Collateral and, without any further action, each applicable provision of this Agreement, including the grant of liens and security interests pursuant to Section 2.1, shall automatically apply to such property.”

5.           Miscellaneous.

(a)          Each Existing Grantor represents and warrants on the date hereof that (i) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate or other organizational action, (ii) it has duly executed and delivered this Agreement, and (iii) this Agreement constitutes a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as such enforceability may be limited by debtor relief laws, including the Bankruptcy Code, and by general principles of equity and principles of good faith and fair dealing.

(b)          This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(c)          Each Existing Grantor hereby acknowledges and agrees that this Agreement shall constitute a “Note Document” under the Restated Note Purchase Agreement.

(d)          This Agreement expresses the entire understanding of the parties with respect to the matters set forth herein. No prior discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof.

(e)          Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

(f)          The Existing Grantors, at the Existing Grantors’ expense, shall execute such additional documents and undertake such additional actions as the Agent may reasonably request in order to carry out more effectively the purposes of this Agreement.

(g)         THIS AGREEMENT AND THE OTHER NOTE DOCUMENTS SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT ANY SUCH OTHER NOTE DOCUMENT EXPRESSLY SELECTS THE LAW OF ANOTHER JURISDICTION AS GOVERNING LAW THEREOF, IN WHICH CASE THE LAW OF SUCH OTHER JURISDICTION SHALL GOVERN.

(h)         EACH PARY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE OTHER NOTE DOCUMENTS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT IT HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER NOTE DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY HERETO WARRANTS AND REPRESENT THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

In witness whereof, each of the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date set forth above.

Existing Grantors:

theMaven, Inc.

By:	/s/ James C. Heckman
Name:	James Heckman
Title:	Chief Executive Officer

Maven Coalition, Inc.

By:	/s/ James C. Heckman
Name:	James Heckman
Title:	President & Chief Executive Officer

Say Media, Inc.

By:	/s/ James C. Heckman
Name:	James Heckman
Title:	President & Chief Executive Officer

HubPages, Inc.

By:	/s/ James C. Heckman
Name:	James C. Heckman
Title:	President and Chief Executive Officer

TST Acquisition Co., Inc.

By:	/s/ James C. Heckman
Name:	James Heckman
Title:	President & Chief Executive Officer

[Signature Page to Confirmation and Ratification Agreement]

BRF Finance Co., LLC,
as Agent

By:	/s/ Bryant R. Riley
Name:	Bryant R. Riley
Title:	Chief Executive Officer

[Signature Page to Confirmation and Ratification Agreement]

Schedule i

Ancillary Note Documents

1.	Pledge and Security Agreement, dated as of June 10, 2019, by and among theMaven, Inc., Maven Coalition, Inc., HubPages, Inc., TST Acquisition Co., Inc., Say Media, Inc. and the Agent, as amended by that certain Confirmation and Ratification Agreement, dated as of June 14, 2019, by and among TheMaven, Inc., Maven Coalition, Inc., HubPages, Inc., TST Acquisition Co., Inc., Say Media, Inc. and the Agent.

2.	Patent Security Agreement, dated as of June 10, 2019, by and among Say Media, Inc., HubPages, Inc. and the Agent.

3.	Trademark Security Agreement, dated as of June 10, 2019, by and among Maven Coalition, Inc., HubPages, Inc., Say Media, Inc. and the Agent.

4.	Copyright Security Agreement, June 13, 2019, by and among Say Media, Inc. and the Agent.

5.	Side Letter, dated as of June 10, 2019, by and between the Agent and theMaven, Inc.

Schedule I to Confirmation and Ratification Agreement

Schedule Ii

FILED UCC-1 FINANCING STATEMENTS

1.	UCC-1 #2019020635-0, naming Agent as the secured party and Maven Coalition, Inc. as the debtor, originally filed on June 10, 2019 (NV);

2.	UCC-1 #20193985202, naming Agent as the secured party and HubPages, Inc. as the debtor, originally filed on June 10, 2019 (DE);

3.	UCC-1 #20193985442, naming Agent as the secured party and Say Media, Inc. as the debtor, originally filed on June 10, 2019 (DE);

4.	UCC-1 #20193985558, naming Agent as the secured party and theMaven, Inc. as the debtor, originally filed on June 10, 2019 (DE); and

5.	UCC-1 #20193985772, naming Agent as the secured party and TST ACQUISITION CO., INC. as the debtor, originally filed on June 10, 2019 (DE)

Schedule II to Confirmation and Ratification Agreement